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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 21, 1993



                               KOGER EQUITY, INC.
             (Exact name of registrant as specified in its charter)


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
         Florida                             1-9997                          59-2898045
(State of incorporation                    (Commission                     (IRS Employer
    or organization)                       File Number)                   Identification No.)
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3986 Boulevard Center Drive, Suite 101
         Jacksonville, Florida                         32207
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number:             (904) 398-3403



                                      N/A
         (Former name or former address, if changes since last report)





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Item 2.  Acquisition or Disposition of Assets.

         Koger Equity, Inc. (the "Company") through itself and its wholly owned subsidiary Southeast Properties Holding Corporation, Inc. ("Southeast") has acquired substantially all of the assets of Koger Properties, Inc. ("KPI").

         (a) Effective December 21, 1993, KPI was merged with and into the Company, with the Company acquiring all of the assets of KPI except for the latters interest in The Koger Partnership, Ltd. ("TKPL") which interest was acquired by Southeast which has become the managing general partner of TKPL, a publicly-held limited partnership. The Merger was the culmination of a plan of reorganization (the "Plan") of KPI in its Chapter 11 Bankruptcy Case which was jointly proposed by the Company and KPI and was approved by the shareholders of the Company at their annual meeting of shareholders on August 11, 1993. In exchange for the assets of KPI, the Merger provided for the issuance of shares of the Company's common stock, par value $.01 per share, (the "Shares") to certain creditors of KPI and the issuance of warrants to purchase Shares (the "Warrants") to shareholders of KPI and holders of certain securities law claims against KPI and the settlement of the Company's claim (approximately $116,000,000) against KPI. Pursuant to the Merger 6,158,977 Shares, or approximately 35% of the Shares outstanding after the Merger were issued to certain unsecured creditors of KPI and the KPI common stock outstanding immediately prior to the Merger was converted into the right to receive one Warrant for every 50 Shares of KPI common stock. Holders of certain securities law claims against KPI also received Warrants. Each Warrant gave the holder the right to purchase one Share at a price of $8.00 per Share, such rights are exercisable until June 30, 1999. The Warrants are subject to redemption at the option of the Company at prices ranging between $1.84 to $5.24 per Warrant. Warrants to purchase approximately 644,000 Shares (3.5% of the currently outstanding Shares on a fully diluted basis) were issued in connection with the Merger. For further information concerning the Merger, reference is made to the Company's Proxy Statement dated June 30, 1993, which solicited the approval of the Merger by the Shareholders of the Company at their annual meeting held on August 11, 1993 (Securities Exchange Act File No. 1-9997).

         (b) With the Merger the Company succeeded to substantially all of the assets of KPI, free and clear of all liens, claims and encumbrances, except encumbrances relating to certain secured indebtedness of KPI (aggregating approximately $177 million) which was restructured pursuant to the Plan. KPI's assets acquired by the Company in the Merger included 93 buildings containing approximately 3,848,130 net rentable square feet together with approximately 296 acres of unimproved land suitable for development, all of which buildings are located in 20 Koger Centers in 16 metropolitan areas and 1,781,419 Shares (13.5% of the shares outstanding prior to the Merger). As a result of the Merger, the Company assumed all of the leasing and other management responsibilities of its properties including those acquired in the Merger. In addition, immediately prior to the Merger KPI transferred all of its debt and





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equity interests in TKPL to the Company's newly formed subsidiary, Southeast, which became the managing general partner of TKPL. The assets acquired in the Merger consist of buildings which are primarily located in Koger Office Centers wherein the Company already owned buildings. The Company intends to hold these buildings for rent as office space and manage them in the same manner as the buildings which it currently owns. The Company through its subsidiary, Southeast, intends to continue the management of the properties owned by TKPL. Also in connection with the Merger, the Company will succeed to the management of 24 buildings owned by third parties which buildings were heretofore managed by KPI.

         With the Merger the Company now owns 219 office buildings containing approximately 7.9 million net rentable square feet in 21 office centers located in 16 suburban metropolitan areas. For further information in regard to the description of the properties acquired by the Company in the Merger, reference is made to the Company's Proxy Statement dated June 30, 1993, which was used in connection with soliciting shareholder approval of the Merger at their annual meeting held on August 11, 1993, which Proxy Statement was filed with the Securities and Exchange Commission. (Securities Exchange Act File No. 1-9997).

Item 7.  Financial Statements and Exhibits.

         Listed below are the financial statements, proforma financial information and exhibits, if any, filed as part of this report.

         (a)     Financial Statements of the Business Acquired.

                 (1)      Not Applicable.

                 (2)      Not Applicable.

                 (3) It is impracticable to provide the required financial statements for the real estate assets acquired at the time this report on Form 8-K is due to be filed, the financial statements will be filed as they become available, it is contemplated that the financial statements will be filed as soon as possible but no later than 60 days after this report on Form 8-K is due to be filed and when such financial statements become available, this Form 8-K report will be amended on a Form 8-K/A report as soon as practicable to reflect the financial statements which will be no later than 60 days after the report on this Form 8-K is due.

         (b)     Proforma Financial Information.

                 (1) It is impracticable to provide the required proforma financial information relative to the acquisition of the real estate assets acquired at the time this report on Form 8-K is due to be filed. The proforma financial information relative to the acquisition of the real estate assets will be filed as it becomes available. It is





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contemplated that this proforma financial information will be filed as soon as possible but no later than 60 days after this report on Form 8-K is due to be filed and when such proforma financial information becomes available, this Form 8-K report will be amended on a Form 8-K/A report as soon as practicable to reflect the proforma financial information relative to the acquisition of the real estate assets which will be no later than 60 days after the report on this Form 8-K is due.

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         (c)     Exhibits

                 Exhibit Number                    Description of Exhibit
                 --------------                    ----------------------
                          28(a)            Koger Equity, Inc. Definitive Proxy Material dated June 30, 1993, used in connection with its annual meeting of shareholders held August 11, 1993, filed with the Securities and
                                           Exchange Commission, File No. 1-9997 is incorporated herein by reference.

                          28(b)            Koger Equity, Inc. Press Release dated December 22, 1993.

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                                   SIGNATURE



     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                      KOGER EQUITY, INC.

Date: January 3, 1994                                 Victor A. Hughes
                                                      --------------------------
                                                      VICTOR A. HUGHES
                                                      SENIOR VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER





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                                 EXHIBIT INDEX


The following designed exhibit is filed herewith:


Exhibit

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
 28(a)                            Koger Equity, Inc. Definitive Proxy Material dated June 30, 1993, used in connection with its annual meeting of shareholders held August 11, 1993, filed with the Securities and Exchange
                                  Commission, File No. 1-9997 is incorporated herein by reference.

28(b)                             Koger Equity, Inc. Press Release dated December 22, 1993.

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